UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 15, 2010

Benihana, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code:	(305) 593-0770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement.

On June 10, 2010, Benihana Inc. ("Registrant") and InfoSync Services, LLC ("Vendor"), executed an Outsourcing Services Agreement (the “Agreement”) pursuant to which Vendor will provide to Registrant accounting and information services described in the Agreement. The original term of the agreement will generally continue for 36 months following the start of processing date with subsequent 2 year renewal options available to the Registrant, and Registrant has agreed that Vendor will be the exclusive provider of the services which are the subject of the Agreement.

The description of the above document is qualified in its entirety by reference to a copy of the document filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit

10.1	Outsourcing Services Agreement entered into as of June 10, 2010 between Benihana Inc. and InfoSync Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

By: /s/Richard C. Stockinger
Richard C. Stockinger,
Chief Financial Officer and President

Dated:  June 15, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Outsourcing Services Agreement entered into as of May 20, 2010 between Benihana Inc. and InfoSync Services, LLC